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                                                                    EXHIBIT 10.2
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                          Registration Rights Agreement

                                  by and among

                     DUKE ENERGY FIELD SERVICES CORPORATION,

                             DUKE ENERGY CORPORATION

                                       and

                           PHILLIPS PETROLEUM COMPANY





                           Dated as of ________, 2000











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                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of __________, 2000, by and among Duke Energy Field Services Corporation, a Delaware corporation (the "Corporation"), Duke Energy Corporation, a North Carolina corporation ("Duke") and Phillips Petroleum Company, a Delaware corporation ("Phillips").

                                    RECITALS:

         WHEREAS, Duke, Duke Energy Field Services LLC, a Delaware limited liability company, and Phillips have entered into the Parent Company Agreement, dated as of ____________, 2000 (the "Parent Company Agreement"); and

         WHEREAS, in the Parent Company Agreement each of Duke and Phillips has agreed to execute and deliver, and cause the Corporation to execute and deliver, on or prior to the consummation of the IPO (as defined herein), a registration rights agreement granting each of them the registration rights set forth herein;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   AGREEMENT:

         The parties hereby agree as follows:

1. DEFINITIONS.

         As used in this Agreement, the following terms will have the following meanings:

         "Affiliate" means, with respect to any Person, a Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

         "Common Stock" means shares of the Corporation's Common Stock.

         "Control" shall mean the possession, directly or indirectly, through one or more intermediaries, by any Person or group (within the meaning of Section 13(d)(3) under the Exchange Act) of both of the following: (a)(i) in the case of a corporation, more than 25% of the direct or indirect economic interest in the outstanding equity securities thereof; (ii) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 25% of the distributions therefrom (including liquidating distributions); (iii) in the case of a trust or estate, including a business trust, more than 25% of the beneficial interest therein; and (iv) in the case of any other entity, more than 25% of the economic or beneficial interest therein; and (b) in the case of any entity, the power or authority, through ownership of voting securities, by contract or otherwise, to control or direct the management and policies of the entity.


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         "Demand Registration" means either a Duke Demand Registration or a
Phillips Demand Registration.

         "Duke Demand Registration" has the meaning set forth in Section 4(a).

         "Duke Registrable Securities" means (i) shares of Common Stock owned by Duke or its Affiliates and securities issued in respect thereof by way of conversion, dividend or stock split or stock issuance or in connection with a combination of shares, recapitalization, reclassification, merger, sale of assets, consolidation or reorganization or otherwise, to Duke or its Affiliates and (ii) shares of Common Stock (or securities issued in respect thereof by way of conversion, dividend or stock split or stock issuance or in connection with a combination of shares, recapitalization, reclassification, merger or reorganization or otherwise) transferred directly by Duke or its Affiliates to a transferee that is assigned all or any portion of the transferor's rights hereunder in accordance with Section 12(f); provided, however, a Duke Registrable Security shall cease to be a Duke Registrable Security to the extent so provided in Section 2.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Governmental Entity" shall mean any federal, state, political subdivision or other governmental agency or instrumentality, foreign or domestic.

         "IPO" means the initial offering of shares of Common Stock to the public in a transaction registered under the Securities Act.

         "Majority" means 50.1% or more.

         "Merger" means the merger of Phillips Gas Company Shareholder, Inc., a Delaware corporation, with and into the Corporation.

         "Person" means any individual, partnership, corporation, limited liability company, firm, corporation, association, joint venture, trust or other entity, or any Governmental Entity.

         "Phillips Demand Registration" has the meaning set forth in Section
3(a).

         "Phillips Registrable Securities" means (i) shares of Common Stock owned by Phillips or its Affiliates and securities issued in respect thereof by way of conversion, dividend or stock split or stock issuance or in connection with a combination of shares, recapitalization, reclassification, merger, sale of assets, consolidation, reorganization or otherwise, to Phillips or its Affiliates and (ii) shares of Common Stock (or securities issued in respect thereof by way of conversion, dividend or stock split or stock issuance or in connection with a combination of shares, recapitalization, reclassification, merger or reorganization or otherwise) transferred directly by Phillips or its Affiliates to a transferee that is assigned all or any portion of the transferor's rights hereunder in accordance with Section 12(f); provided, however, a Phillips Registrable Security shall cease to be a Phillips Registrable Security to the extent provided in Section 2.

         "Piggyback Registration" has the meaning set forth in Section 5(a).



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         "Registration Expenses" has the meaning set forth in Section 8(a).

         "Registrable Securities" means the Duke Registrable Securities and the Phillips Registrable Securities.

         "SEC" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act and the Exchange Act.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Underwritten registration" or "underwritten offering" means any registration in which securities of the Corporation are sold pursuant to a firm commitment underwriting.

2. SECURITIES SUBJECT TO THIS AGREEMENT.

         The securities entitled to the benefits of this Agreement are the Duke Registrable Securities and the Phillips Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Duke Registrable Security or a Phillips Registrable Security. A Registrable Security shall cease to be a Duke Registrable Security or a Phillips Registrable Security when (i) it has been disposed of in a transaction registered under the Securities Act, (ii) it has been sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) an opinion of counsel to the Corporation, reasonably satisfactory to the holder of such Registrable Security, shall have been delivered to such holder, or an opinion of counsel to the holder of such Registrable Security, reasonably satisfactory to the Corporation, shall have been delivered to the Corporation, in either case to the effect that such Registrable Security may be publicly offered for sale in the United States without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act, or (iv) it has been sold or transferred to a Person that is not an Affiliate of Duke or Phillips in a private transaction in which the transferor's rights under this Agreement are not assignable to the transferee.

3. DEMAND REGISTRATION WITH RESPECT TO PHILLIPS REGISTRABLE SECURITIES.

         (a) Requests for Registration. Subject to the provisions of Section 3(b), at any time after 180 days following the closing of the IPO any holder or holders of a Majority of the then outstanding Phillips Registrable Securities may request a registration by the Corporation under the Securities Act of all or part of its or their Phillips Registrable Securities (a "Phillips Demand Registration"); provided, that the number of Phillips Registrable Securities requested to be registered represents at least 3% of the Corporation's then outstanding Common Stock. Within 15 days after receipt of such request, the Corporation will provide written notice of such registration request to all holders of Registrable Securities and will, subject to the provisions of Section 3(b) and Section 3(d), include in such registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 15 days after distribution to the applicable holder of the Corporation's notice. All requests made pursuant to this Section 3(a) will specify the number of Registrable Securities to be registered and will also specify the intended method of disposition thereof; provided, however, that such method of disposition will be limited to an underwritten offering if so requested by the holders of the Phillips Registrable Securities who initiated the request.



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         (b) Number of Registrations. The holders of Phillips Registrable
Securities will be entitled to request an aggregate of two Phillips Demand Registrations. For purposes of this Section 3(b), a registration initiated as a Phillips Demand Registration will not constitute a Phillips Demand Registration
(i) unless such registration is declared effective by the SEC and remains effective for the period set forth in Section 7(a)(iii); provided, however, that a registration which does not become effective after the Corporation has filed a registration statement in accordance with the provisions hereof by reason of the refusal to proceed of the initiating holders or such of the initiating holders as would result in the inclusion of less than 3% of the then outstanding Common Stock (other than any refusal to proceed (x) based upon the advice of their counsel that the registration statement, or the prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or that such registration statement or such prospectus, or the distribution contemplated thereby, otherwise violates or would, if such distribution using such prospectus took place, violate any applicable state or federal securities law or (y) following a material breach by the Corporation of its obligations hereunder, but only if such breach has materially and adversely affected the initiating holder's ability to consummate the proposed offering or the pricing of such offering) shall be deemed to have been effected; (ii) if after such registration has been declared effective by the SEC it is subject to any stop order, injunction or other adverse order or action of the SEC or other governmental authority which is not removed within 15 days; or (iii) if such registration is withdrawn as a result of the withdrawal of the demand pursuant to Section 3(g) hereof prior to the filing by the Corporation of a registration statement with the SEC.

         (c) Limitation on Rights of Corporation or Other Securityholders to Piggyback on Phillips Demand Registrations. Neither the Corporation nor any of its securityholders (other than the holders of Phillips Registrable Securities in such capacity) has any right to include any of the Corporation's securities in a registration statement initiated as a Phillips Demand Registration under this Section 3 if such Demand Registration is an underwritten offering unless
(i) such securities are of the same class as the Phillips Registrable Securities being registered, (ii) the managing underwriters agree that some or all of such securities can be included without adversely affecting such offering or offering price, and (iii) the Corporation, or the selling securityholders, as applicable, agree to sell their securities on the same terms and conditions as apply to the Phillips Registrable Securities and the holders of such Phillips Registrable Securities. If any securityholders of the Corporation (other than the holders of Phillips Registrable Securities in such capacity) register securities of the Corporation in a Phillips Demand Registration (in accordance with the provisions of this Section 3(c)), such securityholders will pay the fees and expenses of counsel to such securityholders and their pro rata share of the Registration Expenses if such pro rata share of the Registration Expenses for such registration are not paid by the Corporation for any reason. The Corporation and any such securityholders may withdraw their securities from a Phillips Demand Registration; provided, however, if the Phillips Demand Registration is an underwritten offering, they may do so only on the reasonable and customary terms agreed upon by the managing underwriters for such offering.

         (d) Priority on Phillips Demand Registrations. If a Phillips Demand Registration is an underwritten offering and the managing underwriters advise the Corporation and the selling holders of the Phillips Registrable Securities in writing that in their opinion the number of



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Phillips Registrable Securities requested to be included exceeds the number of securities which can be sold in such offering without adversely affecting the proposed offering or the offering price, the Corporation will include in such registration the number of Phillips Registrable Securities which in the opinion of such underwriters can be sold without adversely affecting the proposed offering or the offering price, and such securities will be allocated pro rata among the holders of Phillips Registrable Securities requesting to be included in the registration on the basis of the number of the Phillips Registrable Securities requested to be included in such registration by their respective holders. If securities (other than Phillips Registrable Securities) are proposed to be included by the Corporation or its other securityholders in a Phillips Demand Registration which is an underwritten offering (subject to and in accordance with the provisions of Section 3(c)) and the managing underwriters advise the Corporation and the selling holders of Phillips Registrable Securities in writing that some but not all of said other securities can be sold without adversely affecting the proposed offering or the offering price in such underwritten offering, in addition to all of the Phillips Registrable Securities being registered, those securities which are permitted to be included will be allocated (i) first, to the Corporation, (ii) second, to the holders of Duke Registrable Securities, allocated pro rata among the holders of Duke Registrable Securities requesting to be included in the registration on the basis of the number of Duke Registrable Securities requested to be included in such registration by their respective holders and (iii) third, to the other securityholders, allocated among them in such proportions as such securityholders and the Corporation may agree.

         (e) Selection of Underwriters. If any Phillips Demand Registration is an underwritten offering, or a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of two-thirds (by number of shares) of the Phillips Registrable Securities requested to be included in such offering; provided, however, such investment bankers and managers must be reasonably satisfactory to the Corporation.

         (f) Other Registration Rights Agreements. Without the prior written consent of the holders of a Majority of the Phillips Registrable Securities, the Corporation will not enter into any agreement with any holder or prospective holder of any securities of the Corporation which grants to such holder or prospective holder any registration rights unless such agreement and the rights granted thereunder are subject and subordinate to the rights of holders hereunder.

         (g) Withdrawal by Holders of Phillips Registrable Securities. The holders of Phillips Registrable Securities may withdraw a Phillips Demand Request at any time and under any circumstances.

4. DEMAND REGISTRATION WITH RESPECT TO DUKE REGISTRABLE SECURITIES.

         (a) Requests for Registration. Subject to the provisions of Section 4(b), at any time after 180 days following the closing of the IPO any holder or holders of a Majority of the then outstanding Duke Registrable Securities may request a registration by the Corporation under the Securities Act of all or part of its or their Duke Registrable Securities (a "Duke Demand Registration"); provided that the number of Duke Registrable Securities requested to be registered represents at least 3% of the Corporation's then outstanding Common Stock. Within 15 days after receipt of such request, the Corporation will provide written notice of such



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registration request to all holders of Registrable Securities and will, subject to the provisions of Section 4(b) and Section 4(d), include in such registration all Duke Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 15 days after distribution to the applicable holder of the Corporation's notice. All requests made pursuant to this Section 4(a) will specify the amount of Registrable Securities to be registered and will also specify the intended method of disposition thereof; provided, however, that such method of disposition will be limited to an underwritten offering if so requested by the holders of the Duke Registrable Securities who initiated the request.

         (b) Number of Registrations. The holders of Duke Registrable Securities will be entitled to request an aggregate of two Duke Demand Registrations. For purposes of this Section 4(b), a registration initiated as a Duke Demand Registration will not constitute a Duke Demand Registration (i) unless such registration is declared effective by the SEC and remains effective for the period set forth in Section 7(a)(iii); provided, however, that a registration which does not become effective after the Corporation has filed a registration statement in accordance with the provisions hereof by reason of the refusal to proceed of the initiating holders or such of the initiating holders as would result in the inclusion of less than 3% of the then outstanding Common Stock (other than any refusal to proceed (x) based upon the advice of their counsel that the registration statement, or the prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or that such registration statement or such prospectus, or the distribution contemplated thereby, otherwise violates or would, if such distribution using such prospectus took place, violate any applicable state or federal securities law or (y) following a material breach by the Corporation of its obligations hereunder, but only if such breach has materially and adversely affected the initiating holder's ability to consummate the proposed offering) shall be deemed to have been effected; (ii) if after such registration has been declared effective by the SEC it is subject to any stop order, injunction or other adverse order or action of the SEC or other governmental authority which is not removed within 15 days; or (iii) if such registration is withdrawn as a result of the withdrawal of the demand pursuant to Section 4(g) hereof prior to the filing by the Corporation of a registration statement with the SEC.

         (c) Limitation on Rights of Corporation or Other Securityholders to Piggyback on Duke Demand Registrations. Neither the Corporation nor any of its securityholders (other than the holders of Duke Registrable Securities in such capacity) has any right to include any of the Corporation's securities in a registration statement initiated as a Demand Registration under this Section 4 if such Demand Registration is an underwritten offering unless (i) such securities are of the same class as the Duke Registrable Securities being registered, (ii) the managing underwriters agree that some or all of such securities can be included without adversely affecting such offering or offering price, and (iii) the Corporation, or the selling securityholders, as applicable, agree to sell their securities on the same terms and conditions as apply to the Duke Registrable Securities and the holders of such Duke Registrable Securities. If any securityholders of the Corporation (other than the holders of Duke Registrable Securities in such capacity) register securities of the Corporation in a Duke Demand Registration (in accordance with the provisions of this Section 4(c)), such securityholders will pay the fees and expenses of counsel to such securityholders and their pro rata share of the Registration Expenses if such pro rata share of the Registration Expenses for such registration are not paid by the Corporation for



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any reason. The Corporation and any such securityholders may withdraw their securities from a Duke Demand Registration; provided, however, if the Duke Demand Registration is an underwritten offering, they may do so only on the reasonable and customary terms agreed upon by the managing underwriters for such offering.

         (d) Priority on Duke Demand Registrations. If a Duke Demand Registration is an underwritten offering and the managing underwriters advise the Corporation and the selling holders of the Duke Registrable Securities in writing that in their opinion the number of Duke Registrable Securities requested to be included exceeds the number of securities which can be sold in such offering without adversely affecting the proposed offering or the offering price, the Corporation will include in such registration the number of Duke Registrable Securities which in the opinion of such underwriters can be sold without adversely affecting the proposed offering or the offering price, and such securities will be allocated pro rata among the holders of Duke Registrable Securities requesting to be included in the registration on the basis of the number of the Duke Registrable Securities requested to be included in such registration by their respective holders. If securities (other than Duke Registrable Securities) are proposed to be included by the Corporation or its other securityholders in a Duke Demand Registration which is an underwritten offering (subject to and in accordance with the provisions of Section 4(c)) and the managing underwriters advise the Corporation and the selling holders of Duke Registrable Securities in writing that some but not all of said other securities can be sold without adversely affecting the proposed offering or the offering price in such underwritten offering, in addition to all of the Duke Registrable Securities being registered, those securities which are permitted to be included will be allocated (i) first, to the Corporation, (ii) second, to the holders of Phillips Registrable Securities, allocated pro rata among the holders of Phillips Registrable Securities requesting to be included in the registration on the basis of the number of Phillips Registrable Securities requested to be included in such registration by their respective holders and (iii) third, to the other securityholders, allocated among them in such proportions as such securityholders and the Corporation may agree.

         (e) Selection of Underwriters. If any Duke Demand Registration is an underwritten offering, or a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of two-thirds (by number of shares) of the Duke Registrable Securities requested to be included in such offering; provided, however, such investment bankers and managers must be reasonably satisfactory to the Corporation.

         (f) Other Registration Rights Agreements. Without the prior written consent of the holders of a Majority of the Duke Registrable Securities, the Corporation will not enter into any agreement with any holder or prospective holder of any securities of the Corporation which grants to such holder or prospective holder any registration rights unless such agreement and the rights granted thereunder are subject and subordinate to the rights of holders hereunder.

         (g) Withdrawal by Holders of Duke Registrable Securities. The holders of Duke Registrable Securities may withdraw a Duke Demand Request at any time and under any circumstances.



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5. PIGGYBACK REGISTRATIONS.

         (a) Right to Piggyback. If at any time after consummation of the IPO the Corporation proposes to register any securities under the Securities Act in connection with the public offering of such securities (other than a registration relating to employee benefit plans or a corporate reorganization or acquisition, or a registration on any form that does not permit inclusion of sales of Registrable Securities) (a "Piggyback Registration"), the Corporation will give written notice to all holders of Registrable Securities of its intention to effect such a registration not later than the earlier to occur of
(i) 10 days following receipt by the Corporation of notice of exercise of demand registration rights or (ii) 30 days prior to the anticipated filing date; provided, that such notice indicate the number of shares proposed to be registered, the proposed means of distribution of such securities and the proposed managing underwriters of such offering; provided, however, that the Corporation shall not be required to give such notice or to include any Registrable Securities in a Piggyback Registration unless the Registrable Securities to be so included are of the same class as the other securities to be included in such registration. Subject to the provisions of Sections 5(b) and
(c), the Corporation will include in such Piggyback Registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 15 days after delivery of the Corporation's notice. The holders of Registrable Securities will be permitted to withdraw all or any part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the date such Piggyback Registration becomes effective with the SEC; provided, however, if the Piggyback Registration is an underwritten offering, the holders of Registrable Securities may do so only on the reasonable and customary terms agreed upon by the managing underwriters for such offering. If a Piggyback Registration is an underwritten offering effected under (i)
Section 5(b), all Persons whose securities are included in the Piggyback Registration will be obligated to sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Corporation or (ii) Section 5(c), all Persons whose securities are included in the Piggyback Registration will be obligated to sell their securities on the same terms and conditions as apply to the securities being sold by the Person or Persons who initiated the Piggyback Registration under Section 5(c). The foregoing notwithstanding, if, at any time after giving written notice of a Piggyback Registration but prior to the effective date of the registration statement filed in connection therewith, the Corporation shall determine for any reason not to register the securities described in its notice of its intention to file a registration statement, the Corporation may, at its election, give written notice of such determination to the holders of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in such registration.

         (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the total number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the offering or the offering price, the Corporation will include in such registration: first, all securities the Corporation proposes to sell, then, to the extent that additional securities can, in the opinion of such underwriters, be included in such registration without adversely affecting the offering or the offering price, (i) first, up to the full number of securities requested to be included in such registration by holders of Registrable Securities allocated pro rata among such holders on the basis of the number of securities requested to be



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included therein by each such holder, (ii) second, up to the full number of securities requested to be included in such registration by other holders of securities entitled to include securities in such Piggyback Registration, and
(iii) third, such additional securities as may be agreed upon by the Corporation and any other securityholders.

         (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities pursuant to the exercise of such holders' demand registration rights or otherwise, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the offering or the offering price, the Corporation will include in such registration (i) first, the number of securities proposed to be included therein on behalf of the holders of the Corporation's securities exercising demand registration rights, allocated among the holders of such securities in such proportions as the Corporation and such holders may agree,
(ii) second, up to the full number of securities the Corporation proposes to sell, (iii) third, to the extent that additional securities can, in the opinion of such underwriters, be included in such registration without adversely affecting the offering or the offering price, up to the full number of securities requested to be included in such registration by the holders of Registrable Securities and other holders of securities entitled to include securities in such Piggyback Registration, allocated pro rata among such holders on the basis of the number of securities requested to be included therein by each such holder and (iv) fourth, any additional securities that may be included in such registration, in the opinion of such underwriters, without adversely affecting the offering or the offering price, as may be agreed upon by the Corporation and any other securityholders.

         (d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, as between the Corporation and the holders of the Registrable Securities, the Corporation will have the sole right to select the investment banker or investment bankers and manager or managers to administer the offering.

         (e) Limitation. No Piggyback Registration effected under this Section 5
(i) shall be deemed to constitute a Demand Registration or to have been effected pursuant to Section 3 or Section 4 hereof or (ii) shall release the Corporation of its obligations to effect any Demand Registration upon request as provided under Section 3 or Section 4 hereof.

6. DEFERRAL OF FILING; PREEMPTION.

         (a) Deferral of Filing. Anything herein to the contrary notwithstanding, the Corporation may defer the filing of any registration statement otherwise required to be filed by it pursuant to Section 3 or 4 for up to 180 days if the Corporation notifies each requesting holder promptly after such request that the Corporation's Board of Directors has determined in its good faith judgement that the requested registration and offering would require disclosure of pending or contemplated matters or information, the disclosure of which would likely be detrimental to the Corporation or materially interfere with its business or a pending or contemplated material transaction involving the Corporation. In addition to the foregoing deferral rights, the Corporation shall not be required to file any registration statement pursuant to Section 3 or 4 (i) within 120 days after the effectiveness of a registration statement relating to a Demand



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Registration or (ii) within 180 days (or such shorter period as may be agreed to by the underwriters but in no event less than 120 days) after the effectiveness of a registration statement referred to in Section 5.

         (b) Preemption by the Corporation. Anything herein to the contrary notwithstanding, in the event the Corporation reasonably expects to file, within 60 days of a demand for registration, a registration statement pertaining to securities for the account of the Corporation (except a registration statement on Form S-4 or Form S-8 or with respect to a transaction subject to Rule 145 under the Securities Act) then such request shall constitute a request made pursuant to Section 5 hereof to include in such registration statement all Registrable Securities subject to such request and the Corporation shall not be obligated to file a separate registration statement for the Registrable Securities subject to such request; provided, that the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

         (c) Termination of Deferral Period. In the case of a deferral pursuant to Section 6(a), the deferral period shall terminate upon the earlier of the completion or abandonment of the relevant securities offering or sale, Corporation business or other pending or contemplated material transaction. After the termination or expiration of any deferral period and without further request from the holders of Registrable Securities, the relevant Demand Registration shall be reinstated, and the Corporation shall effect the filing of the relevant Demand Registration unless the initiating holders shall have, prior to the filing of such registration, withdrawn the initial request.

7. REGISTRATION PROCEDURES.

         (a) Subject to the terms hereof, whenever the holders of Registrable Securities have requested that any Registrable Securities be registered in accordance with the terms and conditions of this Agreement, the Corporation will use its reasonable best efforts to effect the registration and to permit the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will promptly:

                  (i) prepare and file with the SEC, subject to the availability of all required consents of independent accountants (which the Corporation agrees to use all reasonable efforts to obtain), not later than 60 days after receipt of a request to file a registration statement with respect to such Registrable Securities, a registration statement with respect to such Registrable Securities, and use its reasonable best efforts to cause such registration statement to become effective; provided, that each such registration statement will be on a form for which the Corporation then qualifies, which is available for the sale of the Registrable Securities in accordance with the intended method of disposition thereof, and will provide for the registration of at least such number of shares as shall have been demanded be registered; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation will furnish to each of the holders including shares therein, and the managing underwriters, if any, draft copies of all such documents proposed to be filed a reasonable period prior to such filing, which documents will be subject to the reasonable review of each of such holders, and the managing underwriters, if any, and their respective agents and representatives and (x) the Corporation will not include in any registration statement information concerning or relating to the holders including shares therein to which any such holder shall reasonably object in writing (unless the inclusion of such information is required by applicable law or the regulations of any securities exchange to which the Corporation may be subject or is required to prevent a material omission or misstatement in the filing), and (y) with respect to any Duke Demand Registration or Phillips Demand Registration, respectively, the Corporation will not file any Demand Registration or amendment thereto or any prospectus or any supplement thereto to which Duke or Phillips, respectively, shall reasonably object in writing;

                  (ii) notify each seller of Registrable Securities of any stop order issued by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible time if entered;

                  (iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days, or such shorter period as may be required if all Registrable Securities covered by such registration statement are sold prior to the expiration of such 90-day period (except in connection with an underwritten offering, in which case such registration statement shall be kept effective as long as the underwriters reasonably request in the underwriting agreement), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iv) furnish without charge to each seller and managing underwriters of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary, final, summary, amended or supplemented prospectus) and such other documents as such seller and managing underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(v), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (vi) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vii) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Corporation is aware as a result of which the prospectus included in such registration statement or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstance then existing, and prepare and file promptly with the SEC a supplement or amendment to such prospectus or any such document incorporated therein by reference so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstance then existing;

                  (viii) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed or traded;

                  (ix) provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement;

                  (x) enter into such customary agreements (including an underwriting agreement in customary form with customary lock-up provisions not to exceed 90 days from the date of the prospectus) and take such other actions in connection therewith as the holders of a Majority of the Registrable Securities being registered or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; and make such representations and warranties with respect to the registration statement, post-effective amendment or supplement thereto, prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to the managing underwriters of the Registrable Securities, in form, substance and scope as are customarily made by the Corporation in connection with offerings of Registrable Securities in transactions of such kind;

                  (xi) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees and accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement, in each case upon receipt of an appropriate confidentiality agreement;

                  (xii) in the case of an underwritten offering, obtain a cold comfort letter from the Corporation's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, as the managing underwriters reasonably request; and

                  (xiii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and generally make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and may be prepared in accordance with Rule 158 under the Securities Act.

         (b) The Corporation may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Corporation in writing such information regarding the seller and the distribution of such securities as the Corporation may from time to time reasonably request and to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents reasonably requested by the Corporation.

8. REGISTRATION EXPENSES.

         (a) All expenses incident to the Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Corporation and of the Corporation's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), fees and expenses of underwriters customarily paid by issuers of securities (including liability insurance if the Corporation so desires), all expenses relating to the preparation, printing, distribution and reproduction of the registration statement and prospectus and any amendment or supplement to the foregoing, certificates representing the Registrable Securities and all other documents relating to any of the foregoing, the reasonable fees and expenses of any special experts retained by the Corporation or at the request of the managing underwriters in connection with such registration and fees and expenses of other Persons retained by the Corporation, but excluding underwriting discounts, commissions, fees, discounts and commissions of brokers and dealers and capital gains, income and transfer taxes, if any, relating to any sale of Registrable Securities and the fees and disbursements of counsel for the holders of Registrable Securities, will be borne and paid promptly by the Corporation (all such expenses being herein called "Registration Expenses").

         (b) In connection with each registration hereunder, the holders of Registrable Securities included therein shall be responsible for all fees and disbursements of their counsel and for (i) all underwriting discounts or other commissions, fees, discounts and commissions of brokers and dealers payable by them as selling securityholders and (ii) capital gains, income and transfer taxes, if any, relating to the sale of such Registrable Securities.

9. INDEMNIFICATION; CONTRIBUTION.

         (a) Indemnification by Corporation. In the event any Registrable Securities are included in a registration statement pursuant to this Agreement, the Corporation shall indemnify and hold harmless each holder of such Registrable Securities, its employees, officers, directors and constituent partners and each Person who controls such holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses (or actions in respect thereof) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement or preliminary or final prospectus relating to the registration of such Registrable Securities or any amendment or supplement thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as the same are contained in any information furnished in writing to the Corporation by or on behalf of such holder or other indemnified Person expressly for use therein or caused by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. Subject to the provisions of Section 9(c), the Corporation will reimburse each holder of Registrable Securities, its officers, directors, constituent partners and controlling Persons for any reasonable legal and other expenses as incurred in connection with investigating or defending any such losses, claims, damages, liabilities, expenses or actions for which such Person is entitled to indemnification hereunder. In connection with a firm commitment or best efforts underwritten offering, the Corporation will indemnify the underwriters or agents, their officers, directors, constituent partners and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) or agents to the same extent as provided above (or such greater extent as may be customarily required by the managing underwriters) with respect to the indemnification of the holders of Registrable Securities.

         (b) Indemnification by Holder of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or preliminary or final prospectus or any amendment or supplement thereto or any document incorporated by reference therein and shall indemnify and hold harmless the Corporation, its employees, directors and officers, each Person who controls the Corporation (within the meaning of the Securities Act and the Exchange Act) and all other prospective sellers and their respective directors, officers and controlling Persons (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses (or actions in respect thereof) arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any registration statement or preliminary or final prospectus relating to the registration of such Registrable Securities or any amendment thereof or supplement thereto or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any written information or affidavit furnished by or on behalf of such holder specifically for use in such registration statement or prospectus and then only to the extent of the total proceeds received by such holder of Registrable Securities. Subject to the provisions of Section 9(c), the holders of Registrable Securities participating in any registration will reimburse, to the extent of the total proceeds received by the holders of Registrable Securities, the Corporation, its officers, directors and controlling Persons and all other prospective sellers and their respective directors, officers and controlling Persons for any reasonable legal and other expenses as incurred in connection with investigation or defending any such losses, claims, damages, liabilities, expenses or actions.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but omission of such notice shall not relieve the indemnifying party from liability hereunder except to the extent such indemnifying party is actually prejudiced by such failure to give notice) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and does not subject the indemnified party to any material injunctive relief or other material equitable remedy. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

         (d) Contribution. If the indemnification provided for in Section 9(a) or Section 9(b) is unavailable or insufficient to hold harmless each of the indemnified parties against any losses, claims, damages, liabilities and expenses (or actions in respect thereof) to which such persons may become subject under the Securities Act, then the indemnifying party shall, in lieu of indemnifying each party entitled to indemnification hereunder, contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such persons shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact, relates to information supplied by or concerning the indemnifying party on the one hand, or by such indemnified person on the other, and such person's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other allocation that does not take into account the equitable considerations referred to in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include (subject to the limitations set forth in Section 9(b) or 9(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation within the meaning of the Act shall be entitled to contribution from any person that is not guilty of such fraudulent misrepresentation.

         (e) Priority of Indemnification. Notwithstanding the foregoing, to the extent that provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten offering are in conflict with the foregoing, the provisions of the underwriting agreement shall prevail.

         (f) Payment. The indemnification and contribution required by this
Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (g) Beneficiaries of Indemnification. The obligations of the Corporation and the holders of Registrable Securities under this Section 9 shall be in addition to any liability that they may otherwise have.

10. RULE 144.

         The Corporation covenants that after the consummation of the IPO it will use its reasonable best efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Corporation is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available such information), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Corporation will deliver to such holder a written statement as to whether it has complied with such requirements.

11. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS; MARKET STAND-OFF AGREEMENT.

         (a) Participation in Underwritten Registration. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all customary questionnaires, powers of attorney, underwriting agreements, lock-ups and other documents required under the terms of such underwriting arrangements.

         (b) Market Stand-Off Agreement. Each holder of Registrable Securities agrees, whether or not it is participating in such registration statement, that it shall not, to the extent requested by an underwriter of Common Stock (or other securities of the Corporation), sell or otherwise transfer or dispose of any securities of the Corporation (other than those included in the registration) during the 90 day period following the effective date of a registration statement of the Corporation filed under the Securities Act if such holder owns or has the right to acquire 5% or more of the outstanding Common Stock. In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the securities of the Corporation owned by holders of Registrable Securities until the end of such 90 day period.

12. MISCELLANEOUS.

         (a) Right to Suspend. The Corporation may, by notice in writing to each holder of Registrable Securities, require the holder of Registrable Securities to suspend use of any prospectus included in a registration statement filed hereunder if the Corporation reasonably determines that it contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or that any transaction in which the Corporation is engaged or proposes to engage, or any event that has occurred or is expected to occur, would require an amendment to such registration statement or a supplement to such prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under Section 13 of the Exchange Act). Each holder of Registrable Securities agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in this Section 12(a), such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of a properly supplemented or amended prospectus, and, if so directed by the Corporation, such holder will deliver to the Corporation all copies, other than permanent file copies, then in such holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Corporation gives any such notice, the time period mentioned in Section 7(a)(iii), if applicable, will be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of such supplemented or amended prospectus. The Corporation agrees to use its reasonable best efforts to cause any suspension of use of any prospectus pursuant to this paragraph to be as short a period of time as possible.

         (b) Remedies. No holder of Registrable Securities shall have any right to take any action to restrain, enjoin or otherwise delay any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Corporation has obtained the written consent of (i) the holders of at least a Majority of the outstanding Phillips Registrable Securities and (ii) the holders of at least a Majority of the outstanding Duke Registrable Securities. Each holder of any Registrable Securities at the time or thereafter shall be bound by any consent authorized by this Section 12(c), whether or not such holder consented or whether or not such Registrable Securities have been marked to indicate such consent.

         (d) Registrable Securities Held by the Corporation or its Subsidiaries. Whenever the consent or approval of holders of all or any specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Corporation or any of its subsidiaries will not be counted in determining whether such consent or approval was given by such holders.

         (e) Notices. All notices or other communications provided for hereunder shall be in writing and shall be effective (i) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (ii) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (iii) three days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Corporation, or at the address for the holder of the Registrable Securities set forth in a registry maintained by the Corporation, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Corporation or the holder of the Registrable Securities may designate by ten-day advance written notice.

         (f) Successors and Assigns; Transfer of Registration Rights. This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The registration rights granted by this Agreement may be transferred or assigned by operation of law or in connection with any transfer or assignment of Registrable Securities (other than in a transaction described in clause (i), (ii) or (iv) of Section 2) provided that (x) upon such transfer or assignment the transferee or assignee holds Registrable Securities equal to at least 10% of the then outstanding Common Stock, (y) such transferee or assignee agrees in writing to be bound by the terms of this Agreement and (z) the Corporation is given written notice of such transfer or assignment within 10 days after such transfer or assignment, setting forth the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such registration rights have been assigned. For purposes of exercise of requests pursuant to Section 3 or Section 4, transferees shall be included with Duke or Phillips, as the case may be, based on who was the original transferor of such Registrable Securities.

         (g) Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, all of which will constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (including by facsimile) to the other parties.

         (h) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

         (i) Governing Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of law principles. Any holder of Registrable Securities may bring any action or proceeding to enforce or arising out of this Agreement or in the instruments and agreements annexed hereto in any court of competent jurisdiction.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be affected or impaired thereby.

         (k) Termination of Registration Rights. The rights of any holder hereunder to request registration or inclusion in any registration pursuant to
Section 4 or 5, respectively, with respect to any Duke Registrable Securities shall terminate at such time as Duke and its Affiliates shall own less than 10% of the outstanding common stock of the Corporation. The rights of any holder hereunder to request registration or inclusion in any registration pursuant to
Section 3
or 5, respectively, with respect to any Phillips Registrable Securities shall terminate at such time as Phillips and its Affiliates shall own less than 10% of the outstanding common stock of the Corporation.

         (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Corporation with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           DUKE ENERGY FIELD SERVICES
                                           CORPORATION

Corporation Address:                       By:
                                              -----------------------------
                                           Name:
[to come]                                  Title:


                                           DUKE ENERGY CORPORATION

                                           By:
                                              -----------------------------
                                           Name:
                                           Title:


                                           PHILLIPS PETROLEUM COMPANY

                                           By:
                                              -----------------------------
                                           Name:
                                           Title: